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
                                                                                                                        Exhibit 2(b)
Microfilm Number                                            Filed with the Department of State on
                -----------------------------------                                              -----------------------------------

Entity Number     668050                                    /s/ [SIGNATURE APPEARS HERE]
             --------------                                 ------------------------------------------------------------------------
                                                                                   Secretary of the Commonwealth

                                         ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION
                                                       DSCB:15-1926 (Rev 90)


  In compliance with the requirements of 15 Pa.C.S. (S) 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

  The name of the corporation surviving the merger is:          C-TEC Corporation
                                                      -----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

(Check and complete one of the following):

 X   The surviving corporation is a domestic business corporation and the (a) address of its current registered office in this
---  Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)  46 Public Sq., Martz Towers, P.O. Box 3000,     Wilkes-Barre,               PA             18703-3000            Luzern
     -------------------------------------------------------------------------------------------------------------------------------
     Number and Street                                  City                    State              Zip                 County

(b)  c/o:
         ---------------------------------------------------------------------------------------------------------------------------
         Name of Commercial Registered Office Provider                                                                 County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

         The surviving corporation is a qualified foreign business corporation incorporated under the laws of
--------                                                                                                      ----------------------
         and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)
   ---------------------------------------------------------------------------------------------------------------------------------
     Number and Street                                  City                    State              Zip                 County

(b)  c/o:
         ---------------------------------------------------------------------------------------------------------------------------
         Name of Commercial Registered Office Provider                                                                 County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

         The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of
--------                                                                                                        --------------------
         and the address of its principal office under the laws of such domiciliary jurisdiction is:

     -------------------------------------------------------------------------------------------------------------------------------
     Number and Street                                  City                    State              Zip                 County

3.   The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

     Name of Corporation               Registered Office or Name of Commercial Registered Office Provider               County

     Commonwealth Communications, Inc.                 256 N. Sherman St., Wilkes-Barre, PA 18702,                      Luzerne
     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     [INK STAMP 97 SEP 29 PM 1:13 PA DEPT. OF STATE APPEARS HERE]

DSA:124087.1
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

DSCB:15-1926 (Rev 90)-2
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4. (Check, and if appropriate complete, one of the following):

        The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.
-------

   X    The plan of merger shall be effective on:      September 30, 1997       at   11:00 a.m.
-------                                          ------------------------------    ------------------------
                                                             Date                            Hour

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

   Name of Corporation                          Manner of Adoption

     C-TEC  Corporation: Adopted by action of the board of directors of the corporation pursuant to
   --------------------------------------------------------------------------------------------------------
   15 Pa. C.S. (S) 1924 (b)(2)
   --------------------------------------------------------------------------------------------------------
   Commonwealth Communications, Inc.: Adopted by action of the Board of Directors
   --------------------------------------------------------------------------------------------------------
   of the parent corporation pursuant to 15 Pa. C.S. (S) 1924 (b)(3).

6. (Strike out this paragraph if no foreign corporation is a party to the merger). XXXXXXXXXXXXXXXXXXXXXXXXX
   XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
   XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

7. (Check, and if appropriate complete, one of the following):

           The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.
   -------

     X     Pursuant to 15 Pa.C.S. (S) 1901 (relating to omission of certain provisions from filed plans) the
   -----   provisions, if any, of the plan of merger that amend or constitute the operative Articles of
           Incorporation of the surviving corporation as in effect subsequent to the effective dat of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

   105 Carnegie Center          Princeton               New Jersey              08540-6215           Mercer
   ------------------------------------------------------------------------------------------------------------
   Number and Street              City                     State                   Zip                 County

   IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this ___________ day of _________________ 19 ____.

                                                                   C-TEC CORPORATION
                                                                -----------------------------------------------
                                                                              (Name of Corporation)

                                                                BY: /s/ [SIGNATURE APPEARS HERE]
                                                                   --------------------------------------------
                                                                                   (Signature)

                                                                TITLE  EVP
                                                                     ------------------------------------------

                                                                       COMMONWEALTH COMMUNICATIONS, INC.
                                                                -----------------------------------------------
                                                                             (Name of Corporation)

                                                                BY: /s/ [SIGNATURE APPEARS HERE]
                                                                   --------------------------------------------

                                                                TITLE: Senior Vice President
                                                                      -----------------------------------------
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
(CHANGES)                                              BUREAU USE ONLY:
DOCKETING STATEMENT DSCB:15-134B (Rev 95)              _____ REVENUE _____ LABOR & INDUSTRY
                                                       _____ OTHER ____________________________________
FILING FEE: NONE                                       FILE CODE ______________________________________
                                                       FILED DATE _____________________________________

This form (file in triplicate) and all accompanying documents shall be mailed to:
COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
CORPORATION BUREAU
P.O. BOX 8722
HARRISBURG, PA 17105-8722



   Part I. COMPLETE FOR EACH FILING:

     Current name of entity or registrant affected by the submittal to which this statement relates: (survivor or new entity if merger or consolidation)

             C-TEC Corporation
     ---------------------------------------------------------------------------

     Entity number, if known: ____________ NOTE: ENTITY NUMBER is the computer index number assigned to an entity upon initial filing in the Department of State.

     Incorporation/qualification date in Pa:    3/2/79   State of Incorporation:
                                             ------------
          Pennsylvania
     -----------------------

     Federal Identification Number:
                                    ---------------------------

     Specified effective date, if any:
                                       ------------------------

   Part II. COMPLETE FOR EACH FILING This statement is being submitted with (check proper box):

           Amendment: complete Section A only
     -----

       x   Merger, Consolidation or Division: complete Section B, C or D
     -----

           Consolidation: complete Section C
     -----

           Division: complete Section D
     -----

           Conversion: complete Section A and E only
     -----

           Statement of Correction: complete Section A only
     -----

           Statement of Termination: complete Section H
     -----

           Statement of Revival: complete Section G
     -----

           Dissolution by Shareholders or Incorporators before Commencement of
           Business: complete Section F only
     -----


Part III. COMPLETE IF APPROPRIATE: The delayed effective date of the accompanying submittal is:


                                  September 30, 1997    11:00 a.m.
                                 ----------------------------------
                                    month  day  year    hour, if any